UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-36473

(Commission File Number)

1000 Chesterbrook Boulevard, Suite 300
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

Beginning March 21, 2016, Trinseo S.A. intends to make available to potential investors certain information regarding the anticipated results of its first fiscal quarter of 2016, in connection with an underwritten offering of secondary shares.  Certain portions of that information are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The information set forth under this Item 7.01, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Certain information presented to potential investors, March 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo S.A.

By:	/s/ Angelo N. Chaclas
Name: Angelo N. Chaclas Title: Senior Vice President, Chief Legal Officer and Corporate Secretary

Date:  March 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information presented to potential investors, March 21, 2016